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                                                                   EXHIBIT 10.14

                                                                Colorado ID #045

                              Self-Administered
                       Automatic Reinsurance Agreement
                           Effective: July 1, 1993
                                   between
                    Citizens Insurance Company of America
                              Denver, Colorado
                   (hereinafter referred to as the "Ceding
                                Company") and
                      Business Men's Assurance Company
                            Kansas City, Missouri
                (hereinafter referred to as the "Reinsurer")





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                               Table of Contents

Article I
Article II
Article III
Article IV
Article V
Article VI
Article VII
Article VIII
Article IX
Article X
Article XI
Article XII
Article XIII
Article XIV
Article XV
Article XVI
Article XVII
Article XVIII
Article XIX

Exhibit I
Exhibit II
Exhibit III
Exhibit IV
Exhibit V
Exhibit VI
Exhibit VII
Exhibit VIII

Addendum #1
Addendum #2





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Article I                 1.      On and after the effective date of this Agreement, the Ceding
Basis of Reinsurance              Company shall cede to Reinsurer, subject to the limitations outlined in Exhibit III,
                                  30% of its First Excess, i.e., the amount of new direct agency Standard and
                                  Substandard individual issues of Life Insurance policies and Waiver of Premium
                                  Disability benefits in excess of the Ceding Company's regular retention for such benefits as shown in Exhibit III.  Reinsurer shall automatically accept such First
                                  Excess within the limits indicated in Exhibit 111, provided that the Ceding Company has applied its normal underwriting rules and retains its regular retention.

                          2.      The term "new direct agency issues" as used in this Article shall include issues on the lives of U.S. Citizens and non-U.S. Citizens as stipulated in Appendix I-A.  It shall not include brokerage business, reinsurance business, or except as provided herein, issues of conversions.

                          3.      If the Ceding Company is already on the risk for its regular retention under policies previously issued, reinsurance up to the limits indicated in Exhibit III will be accepted automatically in accordance with Paragraph 1 above, provided the Ceding
                                  Company has assessed the risk under the new application by applying the same underwriting rules it would have applied had the new policy fallen completely within regular retention.

                          4.      Any risk which falls within the automatic coverage granted by this Agreement may nevertheless be submitted to Reinsurer for its underwriting opinion.  If such risk is acceptable for coverage, it shall automatically be reinsured under this Agreement.
                                  Any other risk ineligible for automatic coverage hereunder, or which the Ceding
                                  Company desires to reinsure facultatively, may be submitted to Reinsurer for facultative underwriting by forwarding to Reinsurer copies of the original applications, all medical examinations or reports, inspection reports and all other information which the Ceding Company may have pertaining to the insurability of the risk.  Any such risk shall, upon acceptance by the Ceding Company of Reinsurers underwriting decision, be reinsured under this agreement.

                          5.      The reinsurance under this Agreement shall be maintained in force as long as the original policy carried by the Ceding Company remains in force, except as provided in
                                  Articles V-H Automatic Reinsurance Coverage after Policy Change, IX Recapture, and
                                  XVIII Duration of Agreement; Termination.

Article II                1.      If (a) the First Excess as defined in Exhibit III herein is greater than
Mode of Notification              $425,000 of life Insurance and (b) the Ceding Company automatically
and Cession                       to Reinsurer as herein provided and the total amount ceded to Reinsurer on the same life, including previous cessions, exceeds either of the foregoing specified amounts, then the Ceding Company shall notify Reinsurer:

                                  a.       within forty-eight (48) hours after underwriting approval of the risk by mailing a Preliminary Surplus Advice (Exhibit VII), and either

                                  b.       within five (5) working days after the policy issued on such application has been delivered and paid for, by mailing a copy of the Preliminary Surplus
                                           Advice indicating the actual amount ceded hereunder, or
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                                  c.       within sixty (60) working days after underwriting approval of the risk if the policy issued on such application was refused or remains undelivered, by mailing a copy of the Preliminary Surplus Advice marked "Canceled" and indicating date of cancellation.

                          2.      For risks automatically ceded and not subject to the notification requirements of
                                  Paragraph 1. The first notice to Reinsurer regarding any such automatic cession will be sent to Reinsurer on the first of each month following the Issue Month.  The notification will be a copy of Citizens's Underwriter Worksheet (see Exhibit VIII).

                          3.      For risks to be reinsured facultatively hereunder in accordance with Article I,
                                  Paragraph 4, the Ceding Company shall forward to Reinsurer a Preliminary Surplus
                                  Advice marked "Facultative" within five (5) working days after the original policy has been reported delivered and paid for.

Article III               1.      The liability of Reinsurer shall begin and terminate simultaneously
Liability of Reinsure             with that of the Ceding Company, provided that, in the case of a facultative submission, Reinsurer has notified the Ceding Company of its acceptance of the risk and the Ceding Company has mailed a Preliminary Surplus Advice in accordance with Paragraph 3 of Article II Mode of Notification and Cession.

                          2.      Reinsurer has no liability under this Agreement for any policy amount or benefit not expressly referred to in Article I Basis of Reinsurance, or in any Addendum to this
                                  Agreement relating to reinsurance of other benefits.

                          3.      The Ceding Company will provide Reinsurer with copies of its policy and other forms, rate schedules and underwriting rules for the business eligible for reinsurance under this Agreement and shall keep Reinsurer informed of any changes therein.

Article IV                1.      Life reinsurance shall be ceded on the Risk Premium basis for the
Plan of Reinsurance               Net Amount at Risk reinsured.  For the purpose of this Agreement, the Net Amount at Risk reinsured during any calendar year is defined as the difference between the First Excess (as defined in Article I and Exhibit 111) and the reserve thereon at the end of the prior calendar year.  Such reserve shall be determined as the statutory mean reserve based on the Ceding Company's reserve standard unless an approximate method of determination is applicable as shown in Exhibit IV.  In either case, reserves shall be rounded to the nearer dollar.

                          2.      For original policies issued on a level term plan for twenty (20) years or less or on a reducing ten-n plan for any period of years, the Net Amount at Risk reinsured during all years shall be for the amount of the First Excess reinsured and reserves shall be disregarded.

                          3.      Except as otherwise provided in Exhibit IV hereof, or by Addendum to this Agreement, the Net Amount at Risk reinsured will be level during any calendar year.
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                          4.      Reinsurance of Waiver of Premium Disability benefits shall be in accordance with the original policy terms of the Ceding Company subject to the limitations in Exhibit III.

Article V                 1.      The reinsurance premiums for Life reinsurance shall consist of a basic rate per thousand of Net Amount at Risk reinsured in accordance with the schedule of rates attached hereto (Exhibit 1).  Rate for females at ages 15 and higher are equal to the rates for a male four years younger.  For females aged 11-14, males age 10 rates are used.  Male and female rates for ages 0-10 are identical.

                          2.      For purposes of premium calculation, based on the table of rates contained in Exhibit
                                  1, the attained age shall be taken as the issue age (nearest or last birthday as appropriate), plus the difference between the respective calendar year and the calendar year at issue.

                          3.      The reinsurance premiums for Waiver of Premium Disability benefits shall be as shown in Exhibit 1.

                          4.      Except as otherwise provided in Exhibit III, for all new reinsurance originating without current evidence of insurability (conversions, options, etc.) calendars years for entering the premium table, Exhibit I will be counted starting with the calendar year of the last check of insurability.

                          5.      All reinsurance premiums payable by the Ceding Company to Reinsurer under this
                                  Agreement shall be paid on the calendar year basis in advance regardless of the mode of premium payment of the policies reinsured.  Reinsurance premiums shall be payable as long as the reinsurance remains in force.  Should any reinsurance be reduced or terminated within any calendar year, the proportionate part of the reinsurance premium paid shall be refunded at the beginning of the calendar year next following the reduction or termination provided, however, that for policies reduced or terminated during the second calendar year after issue the refund shall not exceed 50% of the reinsurance premium paid.

                          6.      For those premiums less than ones based on the 1980 CSO Table at 4 1/2% interest, only the latter premiums can be guaranteed for renewal.  Should BMA increase the reinsurance premium to the 1980 CSO table at 4 1/2% interest, then Citizens shall have the right to immediately recapture any business affected by such change.

Article VI                1.      When Reinsurer is not required to pay state premium taxes on reinsurance premiums
Premium Taxes and                 received from the Ceding Company, it shall reimburse the Ceding Company for any such
Policy Expenses                   taxes the latter may be required to pay with respect to the part of the premium received under the Ceding Company's original policies which is remitted to
                                  Reinsurer as reinsurance premium.

                          2.      The Ceding Company shall bear the expense of all medical examinations, inspection fees, and other charges incurred in connection with issuance of any policy reinsured hereunder.

                          3.      The Ceding Company will take responsibility for paying all foreign or excise taxes.
                                  The Reinsurer will not be responsible to reimburse these taxes.
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Article VII               1.      Reinsurer will continue to grant automatic reinsurance coverage in accordance with the
Automatic Reinsurance             provisions of this Agreement after renewal, conversion or amendment of any
Coverage after Policy             policy reinsured hereunder provided that the amounts and benefits to be
Change                            reinsured following the change do not exceed the amounts and benefits initially reinsured hereunder in respect of such policy. The following rules will apply for the recalculation of the amounts reinsured with Reinsurer after a policy change.

                          2.      If an original policy is reduced, the Ceding Company will retain the same Net Amount at Risk and the same other benefits on that life that it had before the reduction.
                                  The reduction shall be applied first to the reinsurance based on the original policy or policies reduced or terminated.  If further reduction in reinsurance is required, the policies for which reinsurance is to be terminated or reduced shall be determined by the chronological order in which they were issued, the first issued being the first terminated or reduced, and so on.  If the reinsurance required to be reduced under this Article is shared among Reinsurer and other reinsurers, the reduction shall be pro-rated among all reinsurers in proportion to the amount of reinsurance carried by each. if the amount of reinsurance remaining is less that the amount of the minimum cession specified in Exhibit 11, such reinsurance shall be canceled.


                          3.      If any policy reinsured hereunder is changed to extended term insurance, Reinsurer's proportion of the amount of insurance under such policy shall remain unchanged.

                          4.      Should any change or conversion of any policy reinsured hereunder increase the Net
                                  Amount at Risk or other benefits insured, Reinsurer's proportion of the amount of insurance and benefits under such policy shall remain unchanged unless the limits provided under Paragraph I are exceeded.  In the event that the limits under Paragraph
                                  I are exceeded.

                                  Reinsurer will accept both the excess and any additional amounts required to be reinsured in order to keep the Ceding Company's retention within the limits stated in
                                  Exhibit 11, provided that the total Net Amount at Risk reinsured after the increase does not exceed the limitations of Automatic Coverage (Exhibit III), and provided further that such increase is underwritten in accordance with Article I Basis of
                                  Reinsurance, Paragraph 3. Premiums for the amended cessions will be calculated in accordance with Article V Reinsurance Premiums, Paragraph 4.

                          5.      If any reinsured policy has been terminated, changed to reduced paid-up insurance or changed to extended term insurance, such policy is reinstated according to the general reinstatement rules of the Ceding Company, the reinsurance hereunder shall be restored with the same Net Amount at Risk and other benefits reinsured as if no change had occurred.

                          6.      Policies issued because of options exercised under provisions of Guaranteed
                                  Insurability benefits are not included under this Agreement, and shall be added by
                                  Addendum if such benefits are to be reinsured.
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Article VIII              1.      All amendments and terminations of reinsurance under this Agreement occurring
Information to Reinsurer          during any calendar year will be shown after Policy Change in the List of Amendments prepared for such calendar year in accordance with Article XI List of Risks Reinsured and List of Amendments.

                          2.      If any policy change increases the Net Amount at Risk or other benefits reinsured hereunder by more than 10%, the Ceding Company will notify Reinsurer within two (2)
                                  weeks after such change becomes effective by submitting a Preliminary Surplus Advice
                                  (Exhibit VII) marked "Amended".

Article IX                1.      At intervals of five (5) years, the Ceding Company is entitled to
Recapture                         recapture reinsurance on all cessions which have been in force under this Agreement for a least five (5) years.  The first recapture date is the end of the seventh (7th) full calendar year following the effective date of this Agreement.
                                  Subsequent recapture dates will follow at intervals of five (5) full calendar years.

                          2.      In order to effect recapture, the Ceding Company will reduce each cession eligible under this Agreement by an amount which will increase the Net Amount at Risk for life insurance or other benefit retained by the Ceding Company to its then regular retention.  Any recapture reducing the Net Amount at Risk reinsured below the amount of the minimum cession according to Exhibit II will result in complete recapture of the reinsurance on that life.

                          3.      Before recapturing on a cession according to this provision, the Ceding Company will proceed with all recaptures allowed for policies previously issued on the same life and for all other reinsurance cessions on the same policy, whoever the reinsurer may
                                  be.

                          4.      The Ceding Company may waive recapture on any recapture date, but only if such waiver applies to all reinsurance then eligible for recapture hereunder.

                          5.      The Ceding Company shall notify Reinsurer at least sixty (60) days prior to each recapture date of its intended recapture action.  Any questions of recapture eligibility or procedure will then be resolved during such sixty (60) day period.

                          6.      If recapture is effected, the List of Risks Reinsured for the calendar year following recapture will identify the risks involved and show the new reinsurance amounts applicable.  In the event recapture results in cancellation of any cession, such cancellation will be shown on the List of Amendments for the calendar year of recapture.

                          7.      It is hereby agreed and understood that risks of which no part is retained by the
                                  Ceding Company or where the Ceding Company does not retain its regular retention limit at issue, shall be considered not subject to recapture.

Article X                 1.      In the event any policy is terminated by death while reinsured under
Claims                            this Agreement, Reinsurer shall pay to the Ceding Company the Net Amount at Risk reinsured with respect to such policy during the calendar year of death.

                          2.      In the event Waiver of Premium Disability benefits are validly claimed under any policy reinsured for such benefits hereunder, Reinsurer shall pay the Ceding
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                                  Company annually during the continuance of disability the yearly gross premium
                                  (exclusive of the premiums for the Waiver benefit itself due under such policy for the reinsured portion of the Waiver benefit.  In suitable cases, the Ceding Company and
                                  Reinsurer may agree to replace the annual payments of Reinsurer by the payment of a lump sum.  If disability terminates, a refund, if appropriate, will be made by the
                                  Ceding Company to Reinsurer.  The payment of reinsurance premiums in accordance with
                                  Article V Reinsurance Premiums for the other benefits still reinsured will continue during the disability claim period.

                          3.      In the event any policy reinsured hereunder becomes a claim before such policy has appeared on any List of Risks Reinsured, the Ceding Company will calculate the amount payable by Reinsurer in accordance with this Agreement and will submit to Reinsurer all papers necessary to demonstrate that the risk involved was covered automatically hereunder.  In addition, the Ceding Company will inform Reinsurer of all other reinsurance, if any, ceded on the same policy.

                          4.      For any claim incurred after the policy affected has appeared on a List of Risks
                                  Reinsured, Reinsurer will pay the Net Amount at Risk or other benefits reinsured, as appropriate, shown in the List of Risks Reinsured applicable to the calendar year of incurral, unless the benefits reinsured were amended according to Article VII
                                  Automatic Reinsurance Coverage after Policy Change, but not reflected in such List.
                                  In such case, Reinsurer will pay the Net Amount at Risk or other benefits reinsured which would appear in the List of Amendments for the calendar year of incurral, and the Ceding Company shall furnish proof that the amended Net Amount at Risk and other benefits reinsured are in accordance with the provisions of this Agreement.

                          5.      In the event less than the full amount insured is paid as a claim or if any special expenses are incurred in the settlement of a claim (such as attorney's fees, court and arbitration costs, special investigations, etc., but excluding salaries of employees),
                                  Reinsurer and the Ceding Company shall share in the amount of such reduction of special expenses in proportion to their respective Net Amounts at Risk under the policy affected.

                          6.      Reinsurer and Ceding Company shall share in any increase or reduction resulting from the Insured's misstatement of his age in proportion to their respective Net Amounts at
                                  Risk under the policy affected.

                          7.      In every case of loss, proofs acceptable to the Ceding Company shall likewise be taken as sufficient by Reinsurer.  The Ceding Company shall furnish Reinsurer with copies of proof of loss.  It is agreed, however, that the Ceding Company shall give Reinsurer advance notice of any claim which is contestable in accordance with the policy provisions if at least 50% of the Life risk or Waiver of Premium Disability benefit claimed is reinsured by Reinsurer hereunder.  On request by Reinsurer, all papers in connection with such claim shall be submitted to Reinsurer for its opinion before commitment or payment is made to the claimant.

Article XI                1.      Before January 15 of each calendar year following the date of this
List of Risks                     Agreement, the Ceding Company will provide Reinsurer with the List
Reinsured and List                of Risks Reinsured for the current calendar year.  This List will include
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of Amendments                     all reinsurance in force under this Agreement at the beginning of the calendar year and contain information as outlined in Exhibit V.

                          2.      Before January 15 of each calendar year, beginning with the second year following the date of this Agreement, the Ceding Company will provide Reinsurer, for adjustment of coverage and premium, with the List of Amendments for the preceding calendar year.
                                  This List will include all cessions amended during the preceding calendar year in accordance with Article VII Automatic Reinsurance Coverage after Policy Change, exclusive of (a) amendments occurring during the calendar year of issue of any policy, and (b) certain corrections referred to in Article MH Errors and Omissions.  In detail, the List will contain information as outlined in Exhibit VI.

Article XII               1.      The Ceding Company shall remit the total of the reinsurance
Accounting                        premiums shown in the List of Risks Reinsured simultaneously with  the List.

                          2.      Should the balance of changes in reinsurance premiums for the preceding calendar year shown in the List of Amendments be in favor of Reinsurer, the Ceding Company shall remit said balance, increased by 2% for interest, simultaneously with the List.
                                  Should this balance be in favor of the Ceding Company, Reinsurer shall remit said balance, increased by 2% for interest, within ten (IO) working days of receipt of the
                                  List.

                          3.      Reinsurer is entitled to ask for correction of any of the Lists within ninety (90)
                                  days after their receipt.  The amount of any correction in reinsurance premiums is due immediately after agreement between the Ceding Company and Reinsurer.

                          4.      Failure of the Ceding Company to pay any of the reinsurance premiums shown in the List of Risks Reinsured by March 31 of the calendar year covered by such List shall automatically terminate the liability of Reinsurer under this Agreement as of midnight on that date.  Payment of only a portion of this premium by said March 31 shall reduce the liability of Reinsurer under this Agreement as of midnight on that date.  The reduced liability will be determined by the ratio of the reinsurance premiums paid to the total of the reinsurance premiums due.  Payment of a portion or of the total of the outstanding premiums and interest, if any, after said March 31 shall reinstate a proportionate part of the total liability of Reinsurer effective on and after the date of receipt of the payment at Reinsurer's home office.

                          5.      All amounts due under Paragraphs 1, 2, and 3 preceding and not paid by March 31 of the respective calendar year, are subject to 0.5% additional interest for each full month after March 31.

                          6.      Since reinsurance coverage and premium payments are on the calendar year basis,
                                  Reinsurer, will not hold any reserves, other than claims reserves, for the reinsurance covered by this Agreement at the end of the calendar year.

Article XIII              1.      The List of Risks Reinsured is the basis for the reinsurance coverage
Errors and Omissions              provided by Reinsurer for the respective calendar year on the reinsurance in force at the beginning of that year.  Any unintentional clerical error or omission in the amounts reinsured shall not be corrected during the current
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                                  calendar year but will be reflected in the List of Risks Reinsured for the subsequent calendar year, unless by such error or omission.

                                  a.       any risk not eligible for reinsurance under this Agreement is shown as reinsured, or

                                  b.       the amount retained by the Ceding Company exceeds its retention at issue
                                           (Exhibit II) by more than $5,000 or

                                  c.       the benefits reinsured by Reinsurer and other reinsurers exceed the benefits insured under the policy less the Ceding Company's retention thereon, if any,
                                           or

                                  d.       the amount of any benefit reinsured by Reinsurer exceeds 125% of the corresponding amount during the preceding calendar year, or

                                  e.       amount of any benefit reinsured by Reinsurer exceeds the Automatic Coverage
                                           (Exhibit III).

                          2.      In those cases described in Paragraph 1, Reinsurer shall be notified in writing and the reinsurance shall be corrected retroactively.  Correction of the reinsurance premium will be accounted for in the List of Amendments applicable to the calendar year in which the error was discovered.  The Ceding Company shall also check its entire reinsured portfolio for similar discrepancies.

                          3.      Any other failure of either party to comply with any provision of this Agreement, if shown to be unintentional and the result of misunderstanding or oversight, shall be corrected by restoring both parties to the position they would have occupied had no such error or oversight occurred.

Article XIV               Reinsurer shall have the right, at any reasonable time to inspect, at
Inspection of             the office of the Ceding Company, all books, records and documents relating
Records                   to the reinsurance under this Agreement.

Article XV                1.      In the event of insolvency of the Ceding Company, all reinsurance
Insolvency                        shall be payable directly to the liquidator, receiver or statutory successor of said
                                  Ceding Company, without diminution because of the insolvency of the Ceding Company.

                          2.      In the event of insolvency of the Ceding Company, the liquidator, receiver or statutory successor shall give Reinsurer written notice of the pendency of a claim on a policy reinsured hereunder within a reasonable time after such claim is filed in the insolvency proceeding.  During the pendency of any such claim, Reinsurer may investigate such claim and interpose in the name of the Ceding Company (its liquidator, receiver or statutory successor), but at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which
                                  Reinsurer may deem available to the Ceding Company or its liquidator, receiver or statutory successor.
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                          3.      The expense thus incurred by Reinsurer shall be chargeable, subject to court approval, against the Ceding Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Ceding Company solely as a result of the defense undertaken by Reinsurer.  Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expense shall be apportioned in accordance with the terms of the respective reinsurance agreements though such expense had been incurred by the Ceding Company.

Article XVI               1.      All disputes and differences between the two contracting parties
Arbitration                       upon which an amicable understanding cannot be reached are to be decided by arbitration.  The arbitrators shall regard this Agreement rather from the standpoint of practical business and equity than from that of the strict law, for the purpose of carrying out its evident intent.

                          2.      The court of arbitration, which is to be held in the city where the home office of the
                                  Ceding Company is domiciled, shall consist of three arbitrators who must be executive officers of life insurance companies, other than the two parties to this Agreement, familiar with the reinsurance business.  One of the arbitrators is to be appointed by the Ceding Company, the second by Reinsurer, and the third is to be selected by these two representatives before the beginning of the arbitration.  Should the two arbitrators be unable to agree upon the choice of a third, the appointment shall be left to the American Arbitration Association.  Arbitration will be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration
                                  Association which are in effect on the date of delivery of demand for arbitration.

                          3.      The arbitrators shall decide by a majority of votes and from their written decision there can be no appeal.  The cost of arbitration including the fees of the arbitrators, shall be borne by the losing party unless the arbitrators shall decide otherwise.

Article XVII              1.      This is an agreement solely between the Ceding Company and
Parties to                        Reinsurer.  The acceptance of reinsurance hereunder shall not create
Agreement                         any right or legal relation whatever between Reinsurer and the insured or the beneficiary under any policy of the Ceding Company which may be reinsured hereunder.

Article XVIII             1 .     This Agreement shall be unlimited as to its duration, but may be
Duration of Agreement             terminated at any time, for new reinsurances only, by either party giving not less than ninety (90) days notice of termination in writing to the other party and the Colorado Insurance Department by registered mail stating the Termination
                                  Date.  Reinsurer shall continue to accept reinsurance during the ninety (90) days aforesaid and shall remain liable on all reinsurance already placed in force under the terms of this Agreement until such contracts are terminated between the original insured and the Ceding Company.

                          2.      In the event of non-payment of any amounts due hereunder by either party within three
                                  (3) months of the respective due dates, except as provided by Article XIII Errors and
                                  Omissions, Paragraph 2, the other party shall have the right to cancel the
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                                  reinsurance in force under this Agreement by giving thirty (30) days written notice.
                                  Payment of the amounts due, with interest according to Article MI Accounting,
                                  Paragraph 5, during such thirty (30) days will nullify the cancellation.

Article XIX               The said Citizens Insurance Company of America, Denver, Colorado, Effective Date;
Execution                 and the said Reinsurer, declare that this Agreement and all its terms shall be effective as of July 1, 1993, and shall apply to eligible policies applied for on and after such date, notwithstanding that such policies may have been backdated for up to six (6) months to save age.  In witness whereof they have by their respective officers executed and delivered this Agreement in duplicate.
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                                       Citizens Insurance Company of America

                                       By: /s/ Th Dollar
                                          -------------------------
                                       Title: President
                                             ----------------------
Attest: /s/ Mark A. Oliver, VP         Date: 7/21/93
       --------------------------            ----------------------

                                       Business Men's Assurance Company

                                       By: /s/ John M
                                          -------------------------
                                       Title: Mrg Dir
                                             ----------------------
Attest: /s/ W.M. Crouch                Date: 8/4/93
       --------------------------           -----------------------





                                    10.14-12

                                                                          Page 1
                                   Exhibit I
                            SAR Reinsurance Premiums

1. Reinsurance premiums under this Agreement for the first calendar year (from the effective date of the policy to the next December 3 1) are, with certain exceptions noted below, zero.

2. Life reinsurance premiums for standard risks shall be calculated by multiplying the Net Amount at Risk reinsured during the calendar year by the appropriate premium rate for such year from the appropriate schedule shown in this Exhibit:

         Age Nearest Birthday     SAR NR ANB
         Age Last Birthday        SAR NR ALB

         Rates for females shall be in accordance with the respective rate schedule applicable.

3. Life reinsurance premiums for substandard risks accepted subject to a Table Rating shall be calculated by multiplying the corresponding standard risk life reinsurance premiums by the appropriate Mortality Factor from the table:

                 Table Rating     Mortality Factor**
                 ------------     ------------------
                 A        (1)              1.25
                 AA       (1 1/2)          1.375
                 B        (2)              1.50
                 BB       (2  1/2)         1.625
                 C        (3)              1.75
                 D        (4)              2.00
                 E        (5)              2.25
                 F        (6)              2.50
                 G        (7)              2.75
                 H        (8)              3.00
                 I        (9)              3.25
                 J        (10)             3.50
                 L        (12)             4.00
                 P        (16)             5.00

** Substandard reinsurance premiums for the second calendar year only shall be 150% of the premiums calculated from the table.





                                    10.14-13

                                   Exhibit I
                                  (Continued)

4. Life reinsurance premiums for substandard risks accepted subject to a flat extra premium shall be the sum of

         a. The applicable standard or substandard reinsurance premiums, calculated from Paragraphs 2 and 3 above, and

         b. The following percentages of the policy annual flat extra premiums applicable to the initial amount of reinsurance hereunder on such risks:

                 Term of Flat                   Second             Subsequent
                 Extra Premium               Calendar Year       Calendar Years
                 -------------               -------------       --------------
                 More than five years           102.5%                 90%
                 Five years or less             135.0%                 90%

5. Reinsurance premiums for Waiver of Premium Disability benefits payable for the second and later calendar years shall be equal to 90% of the policy annual premiums for such benefits applicable to the amount of such benefits reinsured hereunder. If premiums for the Waiver of Premium Disability benefit are automatically included in the gross Life Insurance premiums under any policy reinsurance hereunder, then reinsurance premiums for the Waiver of Premium Disability benefit, for second and later calendar years, shall be 100% of the Ceding Company's net annual premiums for the reinsured amount of such benefit.

6. For standard risks only, the reinsurance premium for the excess over $1,500,000 on any one life reinsured under this Agreement for the first calendar year (from the effective date of the policy to the next December 3 1) shall be based on the second calendar year rate for the issue age. Such first year premium shall be prorated over the year of issue as follows:

         First year prorated premium = n/360 (tabular rate), where n is the number of days from the issue date to December 31, assuming 30-day months, and the tabular rate is the second calendar-year rate for the age at issue.

7. The Life reinsurance premiums for reinsurance of Joint Whole Life policies at Standard or Substandard rates shall for each insured be 85% of the premium applicable for an individual life shown in Exhibit I of the Agreement. Such rate shall be applied to the Net Amount at Risk for each individual.

         In case of reinsurance under a Joint Whole Life Policy where the Joint Insureds die simultaneously or within 60 days of each other, thus requiring the Ceding Company to pay twice the amount of Life Insurance insured under the Joint Whole Life Policy, Reinsurer shall for each of the joint lives reinsured pay the net amount at risk plus 50% of the terminal reserve used in calculating the net amount at risk in accordance with Article IV. Paragraph 1, relating to the amount reinsured on the respective life.





                                    10.14-14

                                    ADDENDUM
                         to the Automatic YRT Agreement
                               dated July 1, 1993

                                    between

                   CITIZENS LIFE INSURANCE COMPANY OF AMERICA
                                Denver, Colorado
                    (hereinafter called the CEDING COMPANY)

                                      and

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                             Kansas City, Missouri
                          (hereinafter called the BMA)

Purpose:         To include the attached revised retention schedule for this agreement.

                 1. The attached retention schedule marked Exhibit II will replace the previous Exhibit II in the agreement.

                 2.           THE EFFECTIVE DATE shall be September 1, 1994.

Except as herein amended, the provisions of the said Reinsurance Agreement shall remain unchanged.

IN WITNESS WHEREOF, this addendum is hereby executed in duplicate between the parties concerned, and is duly signed by both parties respective officers as follows:

                                  CEDING COMPANY

                                  /s/ R Dollar              Pres
                                  --------------------      --------------
                                  signature                 title

                                  /s/ Mark Oliver           VP & Treas.
                                  --------------------      --------------
                                  signature                 title

                                                            10/24/94
                                                            --------------
                                                            date

BMA

/s/ John Walker           Managing Director Reinsurance
---------------           -----------------------------------------
signature                 title

/s/ Bill Crouch           Reinsurance Administrative Vice President
---------------           -----------------------------------------
signature                 title

                          November 2, 1994
                          -----------------------------------------





                                    10.14-15

                                   Exhibit II

                    Retention Limits of the Ceding Company

The retention limits of the Ceding Company on any one life for the benefits reinsured hereunder are as follows:

                                Life Insurance

Issue
Ages                      Standard                 Substandard
----                      --------                 -----------

                                           Tables 1                 Tables 7
                                           through 6                through 16
                                           ---------                ----------
All
Ages                      $75,000          $75,000                  -0-
----

Minimum Cession: $1,000

                     Waiver of Premium Disability Benefits
                           Same as for Life Insurance

                           Accidental Death Benefits
                                      None





                                    10.14-16

                                   Exhibit II

                     Retention Limits of the Ceding Company

The retention limits of the Ceding Company on any one life for the benefits reinsured hereunder are as follows:

                                Life Insurance

Issue
Ages            Standard              Substandard
----            --------              -----------
                          Tables 1                 Tables 5
                          through 4                through 16
                          ---------                ----------
All
Ages            $75,000   $75,000                      -0-
----

Minimum Cession: $1,000

                     Waiver of Premium Disability Benefits
                           Same as for Life Insurance

                           Accidental Death Benefits
                                      None





                                    10.14-17

                                                                          Page 1
                                  Exhibit III

                         Limits and Special Conditions
                              for the First Excess

1.       Overall Limits

Automatic coverage of any risk for Life Insurance with or without Waiver of Premium Disability benefits shall be granted under this Agreement only if, according to the Ceding Company's papers, the overall sum in force and applied for on the same life with all insurance companies does not exceed $3,000,000 of Life Insurance with or without Waiver of Premium -- Disability benefits.

2.       First Excess

The First Excess of the Ceding Company to be automatically covered under this Agreement, including previous reinsurance ceded to Reinsurer by the Ceding Company on the same life, is defined as follows:

         a.      Life Insurance

                 1.       Issue ages up to 70 years.

                 2. Standard and Substandard risks rated up to and including Table 4 (200% total mortality) written by the Ceding Company on any U.S. citizen through duly licensed agents contracted with the Ceding Company. Issues also include non-U.S. Citizens in countries stipulated in Appendix I-A.

                 3. Domestic Risks: 30% of $425,000 in excess of the Ceding Company's $75,000 retention.

                          International Risks: 30% of $425,000 in excess of the Ceding Company's $75,000 retention.

                 The minimum cession will be $5,000. If the total First Excess is less than such minimum, the Ceding Company will increase its retention to the full amount insured on that life.

         b.      Waiver of Premium Disability benefits

                 Same as for Life insurance, subject to age and substandard issue limits imposed by the Ceding Company on such risks.





                                    10.14-18

                                                                          Page 2
                                  Exhibit III
                                  (Continued)

3.       Supplementary Benefit Forms

Supplementary benefits to be covered automatically under this Agreement shall be those provided in the following policy forms issued by the Ceding Company:

         a. Waiver of Premium Disability benefits, Form Nos.B11172S, B11372S, B I 1472S, B I 1572S, B I 1972E, B 12172E, B 12272E.





                                    10.14-19

                                   Exhibit IV

               Calculation of the Net Amount at Risk Reinsured

For calculating the Net Amount at Risk according to Article IV Plan of Reinsurance, Paragraph 1, the Ceding Company will use the following approximate procedure:

The calculation of the Net Amount At Risk at Issue Age x and year t is done as follows:

         t (NAAR)X = Face Amount At Issue - Decreases since issue on decreasing benefit coverage

                 +        Increases since issue on increasing benefit coverage
                 -        Mean Reserve





                                    10.14-20

                                   Exhibit V

                            List of Risks Reinsured

The List of Risks Reinsured will be prepared at the beginning of each calendar year in accordance with Article XI and will include, for each cession in force at that time, the following information for the applicable reinsurance, in policy number order:

1.       Basic

         a.      Policy Number
         b.      Name of Insured (last name first)
         c.      Plan code
         d.      Sex
         e.      Date of birth (month, day, year)
         f.      Effective date of issue (month, day, year)
         g.      Age at issue
         h. Business code (new, new with issue effective before preceding calendar year, converted, reinstated, unchanged, amended by change of direct policy, amended by recapture).

2.       Life Insurance

         a.      Rating (Table and/or Flat Extra)
         b.      Total Gross Life Amount Insured on this policy
         c.      Amount of First Excess reinsured
         d.      Attained age for the current calendar year
         e. Life Net Amount at Risk reinsured for the current calendar year
         f.      Life reinsurance premium for the current calendar year.

3.       Waiver of Premium Disability Benefits

         a.      Rating
         b.      Insured Code (Insured, Payor)
         c.      Benefit Code
         d.      Life Amount reinsured for YVTD
         e.      WPD reinsurance premium for the current calendar year.

A policy count and subtotals for new issues and renewals along with grand totals should be provided for items in Sub- paragraphs 2d, 2e, 2f, 3d, and 3e.





                                    10.14-21

                                   Exhibit VI

                               List of Amendments

The List of Amendments will be prepared as of the end of each calendar year in accordance with Article XI, and will include, for each cession which is amended during that calendar year because of policy change (Article VII) or because of certain errors and omissions (Article XIII), the following information for the applicable reinsurance:

1.       Basic

         a.      Policy Number
         b.      Name of insured (last name first)
         c.      Sex
         d.      Date of birth (month, day, year)
         e.      Attained age for the calendar year
         f.      Amendment Code
         g.      Effective date of amendment (month, day, year)
         h. Number of days from date of amendment through December 31 of the calendar year (for business amended in the second calendar year not more than 183 days).

2.       Life Insurance

         a.      Rating (Table and/or Flat Extra)
         b. Life Net Amount at Risk reinsured last List of Risks Reinsured or prior to amendment
         c.      New Life Net Amount at Risk reinsured
         d.      Adjustment to life reinsurance premium for the calendar year.

3.       Waiver of Premium Disability benefits

         a.      Rating
         b. Life amount reinsured for WPD on last List of Risks Reinsured or prior to amendment
         c.      New Life amount reinsured for WPD
         d.      Adjustment to WPD reinsurance premium for the calendar year.

A policy count and subtotals by Amendment Code along with a grand total should be provided for items in Sub-paragraphs 2b, 2c, 2d, 3b, 3c, and 3d.

The List of Amendments will also include policies with issue dates in the previous calendar year which failed to appear on the List of Risks Reinsured applicable to the current calendar year.





                                    10.14-22

                                  Addendum #1

                                     to the

                               Self-Administered
                        Automatic Reinsurance Agreement

                                    between

                     Citizens Insurance Company of America
                                Denver, Colorado
               (hereinafter referred to as the "Ceding Company")

                                      and

                        Business Men's Assurance Company
                             Kansas City, Missouri
                  (hereinafter referred to as the "Reinsurer")

                          Conditional Receipt Coverage

Notwithstanding any provision to the contrary in Article I Basis of Reinsurance of said Agreement, Reinsurer shall be automatically bound under any claim for which the Ceding Company is liable under a conditional receipt issued in respect of business reinsured automatically or submitted exclusively to Reinsurer under said Article I. Reinsurer's liability in such case shall be for the amount of the conditional receipt claim less the Ceding Company's standard retention on the policy applied for. In no event, however, shall Reinsurer's liability on any one life, including previous reinsurances ceded to Reinsurer, by the Ceding Company, exceed the automatic acceptance limits provided by the Agreement to which this Addendum is attached.

The Ceding Company's conditional receipt is attached hereto and the Ceding Company shall be obligated to advise Reinsurer of any changes or modifications of such receipt.

This Addendum is attached to and made a part of the Self-Administered Automatic Reinsurance Agreement between the Ceding Company and Reinsurer effective July 1, 1993.





                                    10.14-23

In Witness Whereof, the said Citizens Insurance Company of America, Denver, Colorado, and the said Business Men's Assurance Company have by their respective officers executed and delivered this Addendum in duplicate.

                                           Citizens Insurance Company of America

                                           By: /s/ T Dollar
                                              ------------------------------
                                           Title: President
                                                 ---------------------------
Attest: /s/ Mark A. Oliver, VP             Date: 7/21/92
       ----------------------                   ----------------------------

                                           Business Men's Assurance Company

                                           By: /s/ John Walker
                                              ------------------------------
                                           Title: Mgr Director
                                                 ---------------------------
Attest: /s/ W.M. Crouch                    Date: 8/6/93
       ----------------------------             ----------------------------





                                    10.14-24

                                  Addendum #2

                   NONDISCLOSURE OF CONFIDENTIAL INFORMATION

During the course of business necessary under this agreement, CICA may reveal to BMA certain confidential or proprietary information which includes but is not limited to the following: various trade secrets, data processing methods, marketing concepts, programs, formulas, patterns, devices, inventions, processes, policy forms and identities of customers, sales agents, managing agents, associates and employees of CICA. BMA shall not disclose, directly or indirectly, to others, including corporate subsidiaries and affiliates, any confidential or proprietary information of CICA except as may be specifically authorized in writing by an officer of CICA. BNIA will also do all things necessary to prevent any of its employees, representatives and agents from disclosing any such information. BMA further agrees to use any confidential or proprietary information of CICA solely for the purpose of reinsurance under this agreement.

This Addendum is attached to and made a part of the Self-Administered Automatic Reinsurance Agreement between the Ceding Company and Reinsurer effective July 1, 1993.

In Witness Whereof, the said Citizens Insurance Company of America, Denver, Colorado, and the said Business Men's Assurance Company have by their respective officers executed and delivered this Addendum in duplicate.

                                           Citizens Insurance Company of America

                                           By: /s/ T Dollar
                                              ------------------------------
                                           Title: President
                                                 ---------------------------
Attest: /s/ Mark A. Oliver, VP             Date: 7/21/93
       -------------------------                ----------------------------

                                           Business Men's Assurance Company

                                           By: /s/ John Walker
                                              ------------------------------
                                           Title: Mgr Director
                                                 ---------------------------
Attest: /s/ W.M. Crouch                    Date: 8/6/93
       -------------------------                ----------------------------





                                    10.14-25

                  AMENDMENT OF REINSURANCE AGREEMENT BETWEEN:

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                (Ceding Company)

                                      and

                            BUSINESS MEN'S ASSURANCE
                               (Assuming Company)

                              Agreement Number 045

                              Amendment Number 003

                            Effective Date: 07/01/93

                          Date of Execution: 08/06/93

                     Effective Date of Amendment: 12/31/93

                     Date of Amendment Execution: 02/22/94

      Type of Amendment: To update treaty to comply with regulation 3-3-2.

                              Agreement Type: SAR

                         Underlying Risk: Ordinary Life

Statement of whether or not a Reinsurance Intermediary is involved in this transaction: There is no Reinsurance Intermediary involved in this transaction.

Statement of whether agreement meets the conditions of Section
10-3-805(4)(a)(111), C.R.S.: This amendment does not meet the conditions of
Section 10-3-805(4)(a)(111), C.R.S.

Statement as to whether agreement transfers existing in-force business: This amendment does not transfer in-force business.





                                    10.14-26

                                                               Agreement No. 045
                                                               Agreement No. 003

                                    ADDENDUM

                to the Automatic Yearly Renewable Term Agreement

                               dated July 1, 1993

                                    between

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                Denver, Colorado
                    (hereinafter called the CEDING COMPANY)

                                      and

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                             Kansas City, Missouri
                         (hereinafter. called the BMA)

Purpose:         To add verbiage to comply with Colorado State requirements.

                 1. All provisions of this reinsurance agreement other than the arbitration provisions are subject to the laws of the State of Colorado.

                 2. In the event of the insolvency of the CEDING COMPANY, the arbitration provisions of this agreement shall also be subject to the laws of the State of Colorado.

                 3.       THE EFFECTIVE DATE shall be December 31, 1993.

Except as herein amended, the provisions of the said Reinsurance Agreement shall remain unchanged.

IN WITNESS WHEREOF, this addendum is hereby executed in duplicate between the parties concerned, and is duly signed by both parties respective officers as follows:

                                    CEDING COMPANY

                                    /s/ R Dollar              Pres.
                                    -----------------------   ---------
                                    signature                 title

                                    /s/ Mark Oliver           VP
                                    -----------------------   ---------
                                    signature                 title






                                    10.14-27

BMA

/s/ John Walker           Managing Director Reinsurance
---------------           -----------------------------
signature                 title

                          Reinsurance
/s/ WM Crouch             Administration Vice President
-------------             -----------------------------
signature                 title

                          2/17/94
                          -----------------------------
                          date





                                    10.14-28

                  AMENDMENT OF REINSURANCE AGREEMENT BETWEEN:

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                (Ceding Company)

                                      and

                            BUSINESS MEN'S ASSURANCE
                               (Assuming Company)

                              Agreement Number 045

                              Amendment Number 004

                            Effective Date: 07/01/93

                          Date of Execution: 08/06/93

                      Effective Date of Amendment: 1/l/95

                      Date of Amendment Execution: 2/9/95

               Type of Amendment: Revision of Retention Schedule

                              Agreement Type: SAR

                         Underlying Risk: Ordinary Life

Statement of whether or not a Reinsurance Intermediary is involved in this transaction: There is no Reinsurance Intermediary involved in this transaction.

Statement of whether agreement meets the conditions of Section
10-3-805(4)(a)(111), C.R.S.: This amendment does not meet the conditions of
Section 10-3-805(4)(a)(111), C.R.S.

Statement as to whether agreement transfers existing in-force business: This amendment does not transfer in-force business.





                                    10.14-29

                                      CEDING COMPANY

                                      /s/ R Dollar              Vice Chairman
                                      ------------------        -------------
                                      signature                 title

                                      /s/ Mark A. Oliver        Executive VP
                                      ------------------        -------------
                                      signature                 title

                                                                2/9/95
                                                                ------
                                                                date

BMA

/s/ John Walker           Managing Director Reinsurance
---------------           -----------------------------
signature                 title

                          Reinsurance
/s/ Bill Crouch           Administration Vice President
---------------           -----------------------------
signature                 title

                          February 3, 1995
                          -----------------------------
                          date





                                    10.14-30

                                                                     Amendment 5
                                    ADDENDUM
                to the Automatic Yearly Renewable Term Agreement
                               dated July 1, 1993

                                    between

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                Denver, Colorado
                    (hereinafter called the CEDING COMPANY)

                                      and

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                             Kansas City, Missouri
                         (hereinafter. called the BMA)

Purpose: To transfer reinsurance coverage on Harold E. Riley, and Harold L. Hays to the July 1, 1993 reinsurance agreement on a point-in-scale basis.

                 1. BMA shall continue reinsurance of the in-force policies on Harold E. Riley, BMA #324-46-33, CEDING COMPANY's #7202250248; and Harold L. Hays, BMA #255-34-19, CEDING COMPANY'S #6301765401 under this agreement on a point-in-scale basis.

                 2.       THE EFFECTIVE DATE shall be January 1, 1995.

Except as herein amended, the provisions of the said Reinsurance Agreement shall remain unchanged.

IN WITNESS WHEREOF, this addendum is hereby executed in duplicate between the parties concerned, and is duly signed by both parties respective officers as follows:

                                     CEDING COMPANY

                                     /s/ R Dollar              Vice Chairman
                                     -----------------------   ---------------
                                     signature                 title

                                     /s/ Mark A. Oliver        EVP
                                     -----------------------   ---------------
                                     signature                 title

                                                               Oct. 5, 1995
                                                               ---------------
                                                               date


/s/ Albert F. Rodriguez           Senior Vice President/Reinsurance
-----------------------           ---------------------------------
signature                         title
                                  Vice President

/s/ James N.                      Reinsurance Actuary
-----------------------           ---------------------------------
signature                         title

                                  September 28, 1995
                                  ---------------------------------
                                  date





                                    10.14-31

                                    ADDENDUM
                         to the Automatic YRT Agreement
                               dated July 1, 1993

                                    between

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                Denver, Colorado
                    (hereinafter called the CEDING COMPANY)

                                      and

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                             Kansas City, Missouri
                         (hereinafter. called the BMA)

Purpose:         To include the Entire Contract provision.

                 1. The Agreement, Amendments, and Addenda to the Agreement shall constitute the entire agreement between the parties with respect to business being reinsured there under and that there are no understandings between the parties other than as expressed in this Agreement, Amendments, or Addenda to the Agreement.

                 2. Any change or modification of this Agreement shall be null and void unless made by addendum to the Agreement and signed by both parties.

                 3.       THE EFFECTIVE DATE shall be May 17, 1995.

Except as herein amended, the provisions of the said Reinsurance Agreement shall remain unchanged.

IN WITNESS WHEREOF, this addendum is hereby executed in duplicate between the parties concerned, and is duly signed by both parties respective officers as follows:

                              CEDING COMPANY

                              /s/ R Dollar              Vice Chairman
                              --------------------      -----------------
                              signature                 title

                              /s/ Mark Oliver           EVP
                              --------------------      -----------------
                              signature                 title

                                                        12/20/95
                                                        -----------------
                                                        date

BMA
/s/ Albert F. Rodriguez           Senior Vice President/Reinsurance
-----------------------           ---------------------------------
signature                         title

                                  Vice President
/s/ James N.                      Reinsurance Actuary
-----------------------           ---------------------------------
signature                         title

                                  12/13/95
                                  ---------------------------------
                                  date





                                    10.14-32

                                    ADDENDUM
                         to the Automatic YRT Agreement
                               dated July 1, 1993

                                    between

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                Denver, Colorado
                    (hereinafter called the CEDING COMPANY)

                                      and

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                             Kansas City, Missouri
                         (hereinafter. called the BMA)

Purpose: To up-date the International Underwriting Guidelines for this agreement.

                 1. The attached underwriting guidelines shall replace the current guidelines marked APPENDIX I.

                 2.       THE EFFECTIVE DATE shall be April 1, 1996.

Except as herein amended, the provisions of the said Reinsurance Agreement shall remain unchanged.

IN WITNESS WHEREOF, this addendum is hereby executed in duplicate between the parties concerned, and is duly signed by both parties respective officers as follows:

                                    CEDING COMPANY

                                    /s/ R Dollar              Vice Chairman
                                    --------------------      -----------------
                                    signature                 title

                                    /s/ Mark Oliver           Exec VP
                                    --------------------      -----------------
                                    signature                 title

                                                              6/5/96
                                                              -----------------
                                                              date
BMA

/s/ Albert F. Rodriguez           Senior Vice President/Reinsurance
-----------------------           ---------------------------------
signature                         title

                                  Vice President
/s/ James N.                      Reinsurance Actuary
-----------------------           ---------------------------------
signature                         title

                                  5/29/96
                                  ---------------------------------
                                  date





                                    10.14-33

                                    ADDENDUM
                         to the Automatic YRT Agreement
                               dated July 1, 1993

                                    between

                   CITIZENS LIFE INSURANCE COMPANY OF AMERICA
                                Denver, Colorado
                    (hereinafter called the CEDING COMPANY)

                                      and

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                             Kansas City, Missouri
                          (hereinafter called the BMA)

Purpose: To include a list of foreign countries from which business will be reinsured under this agreement.

                 1.       BMA will reinsure business from the following list:

                           Foreign National Business

                 FOREIGN STANDARD RATE

                 Australia                 Greenland                Netherlands               Spain
                 Austria                   Grenada                  New Zealand               Sweden
                 Bahamas                   Guam                     Norway                    Switzerland
                 Barbados                  Hong Kong                Panama                    Tobago
                 Belgium                   Iceland                  Poland                    Trinidad
                 Bermuda                   Ireland                  Portugal                  United Kingdom
                 Costa Rica                Italy                    Puerto Rico               Venezuela
                 Denmark                   Japan                    St. Vincent &             Virgin Islands
                 Dominican Republic        Lichtenstein               the Grenadines
                 Finland                   Luxembourg               Saint Lucia
                 France                    Mexico                   Samoa
                 Germany                   Netherlands Antilles     Singapore

                 115% FOREIGN STD.  RATE
                 -----------------------
                 Argentina                 Chile                    Jamaica
                 Brazil                    Ecuado

                2.   THE EFFECTIVE DATE Shall be January 1, 1995

Except as herein amended, the provisions of the said Reinsurance Agreement shall remain unchanged.

IN WITNESS WHEREOF, this addendum is hereby executed in duplicate between the parties concerned, and is duly signed by both parties respective officers as follows:





                                    10.14-34

                                                                      APPENDIX I
(Approved 3/15/96 by H.E.R.) Effective 4/1/96

                                   CITIZENS'
                            INTERNATIONAL GUIDELINES

1.       Must be in U.S. Currency, and checks from U.S. banks only.

2. Minimum issue amount is $50,000, except ages 66 to 75 where minimum issue is $10,000 and the maximum is $25,000.

3. We will keep our full retention on each risk. (In force coverage and current application combined.)

4. Amounts over 4 times our retention (including prior coverage) will be sent to Reinsurer on a Facultative basis.

5.       Application and Medical Papers must be written in English or Spanish.

6. Supplemental benefits will be offered only on rider forms that contain special protective exceptions.

7.       We will not consider applications on:

         a)      Political or Military figures or their families.
         b) Private pilots or crew members without an extra rate or an aviation exclusion.
         c) Children. under the age of 18 for an amount exceeding $150,000 (includes in force and applied for).
         d) Applicant over age 65, except for special plans offered to age 75 with S25,000 maximum.
         e) Applicants with coronary artery disease or insulin dependent diabetic.
         f)      Will not issue with rating over Table Six.

8. We will use appointed examiners or, when available, Embassy Affiliated doctors for all medical examinations. (See attached Medical Requirements per age and amount.)

9. Consumer Reports required on face amounts of $150,000 or more, except in Colombia, where it is required for all amounts.

10.      Require APS on all children under the age of 5.

11. All questions on Part I and Part II of application must be answered, even if medical exam (Part III) has same question.





                                    10.14-35

(Approved 3/15/96 by H.E.R.)

                           INTERNATIONAL REQUIREMENTS

1. Inspection Report. Only Home Office approved commercial investigative firms are to be used. Required on face amount of $150,000 or more including prior coverage still in force with this Company.

2.       Medical Requirements:

         A.      Medical History Application Only

                 ISSUE AGES                AMOUNT APPLIED FOR
                 ----------                ------------------
                 0 through 39              Up to $150,000

         B.      Medical Examination, Urinalysis, Dried Blood Spot Profile

                 ISSUE AGES                AMOUNT APPLIED FOR
                 ----------                ------------------
                 18 through 34             US $150,001 to US $500,000
                 35 through 40             US $150,001 to US $250,000
                 41 through 60             US $50,000 to US $100,000
                 61 through 65             Up to US $50,000

         C.      Medical Examination, Urinalysis, Dried Blood Spot Profile, 12
                 Lead ECG

                 ISSUE AGES                AMOUNT APPLIED FOR
                 ----------                ------------------
                 18 through 34             $500,001 and over
                 35 through 40             $250,001 and over
                 41 through 60             $100,001 and over
                 61 through 65             $50,001 and over
                 66 through 75             Any Amount

         3. Attending Physicians Statements: Required on all children Age 5 and under. Other APS's may be required by Underwriting.





                                    10.14-36

                            ADDITIONAL REQUIREMENTS
                                      FOR
                      ESTATE PLANNING - BUSINESS INSURANCE

ALL AGES - $250,001 and UP:

1.       Applicant must have annual income of at least $50,000.

2. Inspection Report required on all applicants of a business regardless of their position in the Company.

3. Inspection Report and Financial Statement required on sole proprietor and partnerships.

4. Key Men Insurance, where the owner is the business, a Financial Statement of the business or company is required.

         NOTICE TO UNDERWRITER

         We do not limit our Agents on submitting over $250,001, and we do not advise Agents of this. We just want to carefully underwrite those cases, and unless the above information is provided, we would offer only $250,000 or less. This is a decision made by Harold Riley, as most cases over $250,000 have been problem cases at claim time. If a problem occurs in future on these procedures, refer to Harold Riley.





                                    10.14-37

                          GUIDELINES ON VARIOUS LIMITS
                                EFFECTIVE 4/l/96
                                  (WPPDOCF #1)

I.       NON-MEDICAL LIMITS

         INTERNATIONAL MARKET

         Issue Ages       Amounts
         ----------       -------
         0 through 39     Up to $150,000

II.      BASIC LIFE COVERAGE LIMITS

         Age     Minimum  Maximum
         ---     -------  -------
         0-1     50,000   150,000
         18-75   250,000  500,000

         See Special Requirements on amounts $250,001 & Up

III.     WAIVER OF PREMIUM LIMITS

         INTERNATIONAL MARKET

         Same as Basic Life Coverage
         Limit for each plan.

IV.      ACCIDENTAL DEATH LIMITS

         INTERNATIONAL MARKET
         Equal to face amount of Basic
         Life Benefit not to exceed
         150,000 on each person for all
         policies with all companies.

V.       RETURN OF PREMIUM LIMITS

         INTERNATIONAL MARKET
         Same as Basic Benefit limit.

VI.      SUBSTANDARD LIMITS

         INTERNATIONAL MARKET
         Table Ratings-Table 6 (250%)
         or less
         Flat Extra Ratings-No limit.





                                    10.14-38

                        INTERNATIONAL AVIATION COVERAGE

1. For pilots or crew members of regularly scheduled airlines, the extra rate will be $2.40 per thousand.

2. For private pilots - non-commercial not for hire - the rate will be as follows:

         Annual at Flying Time:   150/hrs/less     150 to 250 hrs            More than 250 hrs.
                                  ------------     --------------            ------------------
         Age of Pilot             Any age          27/hr   27/more           27/less    27/more
                                                   ---------------           ------------------
         Rate/Thousand:           $3.50            $3.50   $2.40             $3.50         $3.00

3. For commercial pilots who transport cargo, there is no fixed rate. These will be considered on an individual basil The rate will be determined by the cargo.

         If any aviation activity does not meet above rules then issue with in Aviation Exclusion Rider Attached to policy.

4.       Supplemental Benefits:
         Waiver of Premium - NOT allowed
         Accidental Death - Allowed - ADB Riders
                          Contain language excluding aviation coverage.

5.       Pilots participating in crop dusting will be declined coverage.

6. Helicopter pilots will be granted coverage, with Aviation Exclusion attached to policy.





                                    10.14-39

                                    ADDENDUM
                to the Automatic Yearly Renewable Term Agreement
                               dated July 1, 1993

                                    between

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                Denver, Colorado
                    (hereinafter called the CEDING COMPANY)

                                      and

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                             Kansas City, Missouri
                         (hereinafter. called the BMA)

Purpose:         To increase the automatic binding limit.

                 1. The automatic binding limit shown in Exhibit III, Paragraph 2, Item #a.3., shall be amended to read as follows:

                                  Domestic Risks: 30% of 500,000 in excess of the company's 75,000 retention.

                                  International Risks: 30% of 500,000 in excess of the company's 75,000 retention.

               2.       THE EFFECTIVE DATE shall be May 1, 1998.

Except as herein amended, the provisions of the said Reinsurance Agreement shall remain unchanged.

IN WITNESS WHEREOF, this addendum is hereby executed in duplicate between the parties concerned, and is duly signed by both parties respective officers as follows:

                                CEDING COMPANY

                                /s/ M Bul                 VP New Business
                                --------------------      -------------------
                                signature                 title

                                /s/ R Dollar              Vice Chair
                                --------------------      -------------------
                                signature                 title

                                                          7/22/98
                                                          -------------------
                                                          date

BMA
/s/ Albert F. Rodriguez           Senior Vice President/Reinsurance
-----------------------           ---------------------------------
signature                         title

                                  Vice President
/s/ James N.                      Reinsurance Actuary
-----------------------           ---------------------------------
signature                         title

                                  July 6, 1998
                                  ---------------------------------
                                  date





                                    10.14-40